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                                CORPORATE ACCESS
                                NUMBER: 206770729


                                     ALBERTA
                              BUSINESS CORPORATIONS
                                       ACT



                                   CERTIFICATE

                                       OF
                                    AMENDMENT


                                PRINTLUX.COM INC.
                       -----------------------------------
                       AMENDED ITS ARTICLES ON 2001/08/23.







                                             [REGISTAR OF CORPORATIONS STAMP]









The information in this document is an accurate reproduction of data electronically captured within the official records of Alberta Registries.

                       CORPORATE ACCESS NUMBER: 206770729


                                     ALBERTA


                            BUSINESS CORPORATIONS ACT





                                   CERTIFICATE

                                       OF

                           AMENDMENT AND REGISTRATION

                              OF RESTATED ARTICLES


                              CORNICHE CAPITAL INC.
                       -----------------------------------
                       AMENDED ITS ARTICLES ON 2000/07/25.



















                                            [REGISTAR OF CORPORATIONS STAMP]






 The information in this document is
 an accurate reproduction of data
 electronically captured within the
 official records of Alberta Registries.

                                                        CORPORATE ACCESS NUMBER
                                                                20677072

ALBERTA
GOVERMENT OF ALBERTA





                                    BUSINESS
                                CORPORATIONS ACT




                                   CERTIFICATE
                                       OF
                                    AMENDMENT




                              CORNICHE CAPITAL INC.
                    AMENDED ITS ARTICLES ON OCTOBER 9, 1997.









[REGISTRIES GOVERMENT OF ALBERTA STAMP]

                                                  /s/ eligible
                                                  -------------------------
                                                  Registrar of Corporations

                                                        CORPORATE ACCESS NUMBER
                                                                20677072


ALBERTA
GOVERMENT OF ALBERTA



                            BUSINESS CORPORATIONS ACT



                                   CERTIFICATE

                                       OF

                                    AMENDMENT




                              CORNICHE CAPITAL INC.
                      -------------------------------------
                      AMENDED ITS ARTICLES ON JULY 9, 1996.








  [REGISTRIES GOVERMENT OF ALBERTA STAMP]

                                                  /s/ eligible
                                                  -------------------------
                                                  Registrar of Corporations

                                                         CORPORATE ACCESS NUMBER
                                                                 20677072

ALBERTA
GOVERMENT OF ALBERTA





                                    BUSINESS
                                CORPORATIONS ACT



                                   CERTIFICATE
                                       OF
                                    AMENDMENT



        677072 ALBERTA LTD.
        CHANGED ITS NAME TO CORNICHE CAPITAL INC. ON JUNE 27, 1996.




  [REGISTRIES GOVERMENT OF ALBERTA STAMP]

                                                  /s/ eligible
                                                  -------------------------
                                                  Registrar of Corporations

                                                         CORPORATE ACCESS NUMBER
                                                                  20677072


 ALBERTA
 GOVERNMENT OF ALBERTA






                                    BUSINESS

                                CORPORATIONS ACT

                                   CERTIFICATE

                                       OF

                                  INCORPORATION


677072 ALBERTA LTD.

WAS INCORPORATED IN ALBERTA ON DECEMBER 4, 1995









  [REGISTRIES GOVERMENT OF ALBERTA STAMP]

                                                  /s/ eligible
                                                  -------------------------
                                                  Registrar of Corporations